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                                   Exhibit 99.1
                                   -----------

March 14, 2003



The Company strongly disagrees with the statements made by Mr. Belcher, a former employee and board member of the Company in his resignation letter.


Signed,




/s/  Joseph Flynn

Joseph Flynn
Chief Executive Officer
e Perception, Inc.